UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 14, 2009

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,
California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

Wilshire Bancorp, Inc. (the “Company”), the holding company for Wilshire State Bank (the “Bank”), announced on August 14, 2009 that Gapsu Kim resigned from the Board of Directors of the Company and from the Board of Directors of the Bank.  Mr. Kim was a Class I director and his resignation was effective August 14, 2009.  Mr. Kim has informed the Company that he resigned for personal reasons and that his resignation is not due to any disagreement with the Company or with the Bank.

The Company’s press releases related to Mr. Kim’s resignation from its Board of Directors is filed as Exhibit 99.1 to this Form 8-K and are incorporated by reference herein.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 99.1            Press release dated August 14, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: August 18, 2009	By:	/s/ Alex Ko
Alex Ko, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 14, 2009.